Exhibit 10.34

MTEC Research Project Award Number: 001

MTEC Base Agreement Number:

MTEC Project Call: MTEC; Development of Personalized Bacteriophage Therapeutic for the Treatment of Bacterial Infections

PARTIES: Advanced Technology International (MTEC Consortium Manager) and Adaptive Phage Therapeutics, Inc (Awardee)

This MTEC Research Project Award is issued under the authority of the MTEC Base Agreement No., incorporates all the terms and conditions thereof.

NOW, THEREFORE, the parties hereto agree as follows:

1. Payment Method

The Payment Method for this Research Project Award is Cost Reimbursable with Cost Share Milestone with a not to exceed ceiling.

2. Term of the Task Agreement

The period of performance for this Research Project Award is from the date of last signature through October 21, 2021.

3. Obligation

The MTEC CM’s liability to make payments to the Research Project Awardee is limited to only those funds obligated under this Research Project Award or by modification to the Research Project Award. MTEC CM may incrementally fund this Research Project Award.

4. Estimated Cost and Cost Share

The total estimated cost and cost share for the services to be provided by the Awardee is as follows:

ESTIMATED COST
Estimated Cost	$9,637,711
Cost Share	$990,559
Total Cost	$10,628,270

5. Limitation of Costs

The total amount of funding currently available for payment and allotted to this Research Project Award is $9,637,711. If at any time the Research Project Awardee has reason to believe that the Total Estimated Cost which will accrue in the performance of this Research Project in the next succeeding thirty (30) days, when added to all other payments previously accrued, will exceed seventy-five percent (75%) of the then current total authorized funding, the Research Project Awardee shall notify the MTEC CM to that effect, advising the estimate of additional funds required for the period specified. The Research Project Awardee is not obligated to continue performance under this Research Project Award (including actions under the Termination clause of the MTEC Base Agreement) or otherwise incur costs in excess of the amount allotted to the Research Project Award by the MTEC CM.

6. Milestone Payment Schedule

The Research Project Awardee shall segregate and track all Research Project costs separately and shall document the accomplishments of each Payable Milestone under each Research Project Award. Acceptance of Milestones shall be contingent upon approval from the Government’s Sponsor Office Technical Representative (SOTR) detailed in Clause No. 12, Technical and Administrative Representatives. Milestone payments will be paid in the amount indicated in the attached Milestone Payment Schedule (Attachment A) and are adjustable based on actual expenditures.

7. Material and Equipment

Any material or equipment that is valued at $10,000 or above, and has not been previously proposed and accepted, shall be reported to and approved by the MTEC CM prior to procurement. For those items of property or nonexpendable personal property having a unit acquisition cost of $10,000 or more, which will be acquired with Government funds, the Government reserves the right to transfer the title to the Federal Government or to a third party named by the Government as described in Article 7 of the Base Agreement. Upon completion of the Research Project Award, the Research Project Awardee shall notify the MTEC CM and request disposition instructions

8. Invoice

Invoicing details are in Article 6 of the MTEC base agreement. The Research Project Awardee must include the invoice for all equipment purchases, other direct cost, and material purchases in excess of $10,000 per item with their invoice for it to be considered an acceptable invoice. All invoices must be submitted to mtec-ap@ati.org for processing.

9. Cost Share

For the purposes of this Research Project Award, the Research Project Awardee’s cost share equals one third of the cost of this MTEC project. The Research Project Awardee must meet or exceed the cost share ratio in accordance with the agreed upon Milestone Payment Schedule. If the Research Project Awardee is unable to meet its required cost share contribution as delineated in Clause No. 4 above and the Milestone Payment Schedule (Attachment A), the MTEC CM may withhold payment of invoices proportionate to the shortfall in cost share.

10. Approach to Meeting the Other Transaction Authority

In accordance with provision contained in 10 USC 2371b, Section 815 of the 2016 National Defense Authorization Act, P.L 114-92, governing the use Other Transaction Agreements each MTEC Member Organization must have at least one of the following conditions: have at least one nontraditional defense contractor or nonprofit research institution participating to a significant extent in the performance of an awarded Project Agreement or provide a cost share of no less than one third of the value of the Project Agreement awarded to the Member Organization. Throughout the period of performance of any Project Research Project Award, the CM, AO, and SOTR will actively monitor Nontraditional Defense Contractor participation, nonprofit research institution participation, and/or cost sharing to ensure compliance with this provision in accordance with implementation guidance from HQDA and/or OSD. Research Project Awardees will be given the opportunity to become compliant with the guidance should they be found non-compliant. Failure to comply may result in termination.

The warranties and representations submitted as part of the proposal are hereby incorporated into this Research Project Award. The Research Project Awardee was proposed as a nontraditional defense contractor and determined to be providing a significant contribution.

11. Statement of Work

The Statement of Work, Attachment A, provides a detailed description of the work to be accomplished and reports and deliverables required by this Research Project Award. All changes to Attachment A must be incorporated via written modification to this Research Project Award. Additional guidance on report requirements is in Attachment B, Report Requirements.

12. Technical and Administrative Representatives

The following technical and contractual representatives of the Parties are hereby designated for this Research Project Award. Either party may change their designated representatives by written notification to the other.

MTEC Consortium Manager Contractual Representative:

Rebecca Harmon, Contracts Administrator

Advanced Technology International

315 Sigma Drive

Summerville, SC 29486

Email:

Phone:

Sponsor Office Technical Representative (SOTR):

Thomas Dunn

Naval Medical Research Center

503 Robert Grant Avenue

Silver Spring, MD 20910

Email:

Phone:

MTEC Research Project Awardee’s Representatives:

Contractual Representative:	Technical Representative:
Greg Merril, CEO	Michael Brownstein, CMO
Adaptive Phage Therapeutics, Inc	Adaptive Phage Therapeutics, Inc
22 Firstfield Road, Suite 125	22 Firstfield Road, Ste 125
Gaithersburg, MD 20878	Gaithersburg, MD
Email:	Email:
Phone:	Phone:

13. Marking of Deliverables

Any Data delivered under this Research Project Award by the Awardee shall be marked with a suitable notice or legend.

14. Attachments

Attachments listed herein are hereby incorporated by reference into this MTEC Research Project Award.

A.	Statement of Work, “Development of Personalized Bacteriophage Therapeutic for the Treatment of Bacterial Infections" and Milestone Payment Schedule

B.	Report Requirements

15. Government Furnished Property

At this time, Government Furnished Property is not provided for use under this Research Project Award.

16. Data Rights

The Government has Unlimited Rights. All rights in data shall be in accordance with Article 9 of the Base Agreement.

17. Prohibition of Use of Human Cadavers, Prohibition of Use of Human Subjects, and Prohibition of Use of Laboratory Animals clauses

In accordance with In accordance with MTEC Base Agreement Clause(s) 20.14. Prohibition of Use of Human Cadavers; 20.15. Prohibition of Use of Human Subjects; and 20.16 Prohibition of Use of Laboratory Animals, this effort includes 20.14 Prohibition of Use of Human Cadavers and therefore requires Human Research Protection Office (HRPO) and/or Animal Care and Use Review Office (ACURO) approval on the Research Project Award. The Research Project Awardee is hereby instructed that no work pertaining to any task dealing with Human Cadavers, Human Subjects, and/or Laboratory Animals shall be started until the compliant survey has been received by the Government. The Research Project Awardee will be notified when it is allowed to start work on all tasks.

18. Entire Agreement

This Research Project Award and the MTEC Base Agreement under which it is issued constitute the entire understanding and agreement between the parties with respect to the subject matter hereof.

Except as provided herein, all Terms and Conditions of the MTEC Base Agreement and its modifications remain unchanged and in full force and effect.

The Research Project Award Awardee is required to sign this document and return to Advanced Technology International to finalize this action.

Adaptive Phage Therapeutics, Inc.		Advanced Technology International
MTEC Consortium Manager

By:	/s/ Gregory L. Merril	By:	/s/ Mica Dolan

Name:	Gregory L. Merril	Name:	Mica Dolan

Title:	CEO	Title:	Sr. Vice President, Contracts and Procurement

Date:	22 AUG 2019	Date:	Aug 22 2019

Attachment:

A:	Statement of Work and Milestone Payment Schedule

B:	Report Requirements

Attachment A

Statement of Work and Milestone Payment Schedule

Development of Personalized Bacteriophage Therapeutic for the Treatment of Bacterial Infections

Attachment B Reporting Requirements

September 25, 2019

Adaptive Phage Therapeutics, Inc.

22 Firstfield Road, Suite 125

Gaithersburg, MD 20878

Attention:	Mr. Greg Merril, CEO

Subject:	Modification No. 1 to MTEC Research Project Award No. 1;

Reference:	MTEC Base Agreement No.

Dear Mr. Merril:

In accordance with the terms and conditions of the referenced MTEC Base Agreement, Modification No. 1 hereby amends the Research Project Award No. 1 as follows:

DESCRIPTION OF MODIFICATION

1)	The Estimated Cost and Cost Share clause of the Research Project Award is hereby amended to read as indicated in bold below:

4. Estimated Cost and Cost Share

The total estimated cost and cost share for the services to be provided by the Awardee is as follows:

ESTIMATED COST

Estimated Cost	$10,902,428 (this is an increase of $1,264,717)
Cost Share	$990,559
Total Cost	$11,892,987 (this is an increase of $1,264,717)

2)	The Limitation of Costs clause of the Research Project Award is hereby amended to read as indicated in bold below:

5. Limitation of Costs

The total amount of funding currently available for payment and allotted to this Research Project Award is $10,902,428 (this is an increase of $1,264,717). If at any time the Research Project Awardee has reason to believe that the Total Estimated Cost which will accrue in the performance of this Research Project in the next succeeding thirty (30) days, when added to all other payments previously accrued, will exceed seventy-five percent (75%) of the then current total authorized funding, the Research Project Awardee shall notify the MTEC CM to that effect, advising the estimate of additional funds required for the period specified. The Research Project Awardee is not obligated to continue performance under this Research Project Award (including actions under the Termination clause of the MTEC Base Agreement) or otherwise incur costs in excess of the amount allotted to the Research Project Award by the MTEC CM.

3)	Attachment A, Statement of Work, of the Research Project Award is hereby replaced in its entirety as attached herein.

Except as provided herein, all Terms and Conditions of the referenced MTEC Base Agreement, Research Project Award, and preceding modifications remain unchanged and in full force and effect.

The Research Project Awardee is required to sign this document and return to Advanced Technology International to finalize this action.

Adaptive Phage Therapeutics, Inc.		Advanced Technology International

By:	/s/ Greg Merril	By:	/s/ Massie Erinberth

Name:	Greg Merril	Name:	Massie Erinberth

Title:	CEO	Title:	Contracts Manager

Date:	30 SEPT 2019	Date:	Sept 30 2019

Attachment A

(Incorporated as of Mod. No. 1. Attachment A is hereby replaced in its entirety. )

STATEMENT OF WORK

Submitted under Request for Project Proposal MTEC 19-06-Phage

Development of Personalized Bacteriophage Therapeutic for the Treatment of Bacterial Infections

July 24, 2020

Adaptive Phage

Therapeutics, Inc. 22

Firstfield Road, Suit 125

Gaithersburg, MD 20878

Attention:	Mr. Greg Merril, CEO

Subject:	Modification No. 2 to MTEC Research Project Award No. 1;

Reference:	MTEC Base Agreement No

Dear Mr. Merril:

In accordance with the terms and conditions of the referenced MTEC Base Agreement, Modification No. 2 hereby amends the Research Project Award No. 1 as follows:

DESCRIPTION OF MODIFICATION

1)	The Term of the Task Agreement clause of the Research Project Award is hereby amended to read as indicated in bold below:

1. Term of the Task Agreement

The period of performance for this Research Project Award is from the July 1, 2019 through July 31, 2022.

2)	The Estimated Cost and Cost Share clause of the Research Project Award is hereby amended to read as indicated in bold below:

2. Estimated Cost and Cost Share

The total estimated cost and cost share for the services to be provided by the Awardee is as follows:

ESTIMATED COST

Estimated Cost	$23,280,585 (this is an increase of $12,378,157)
Cost Share	$990,559
Total Cost	$24,271,144 (this is an increase of $12,378,157)

3)	The Limitation of Costs clause of the Research Project Award is hereby amended to read as indicated in bold below:

3. Limitation of Costs

The total amount of funding currently available for payment and allotted to this Research Project Award is $23,280,585 (this is an increase of $12,378,157) broken out as follows:

CLIN	FUNDING
CLIN 001	$13,465,717
CLIN 002	$9,814,868

If at any time the Research Project Awardee has reason to believe that the Total Estimated Cost which will accrue in the performance of this Research Project Award in the next succeeding thirty (30) days, when added to all other payments previously accrued, will exceed seventy-five percent (75%) of the then current total authorized funding, the Awardee shall notify the MTEC CM to that effect, advising the estimate of additional funds required for the period specified. The Research Project Awardee is not obligated to continue performance under this Research Project Award (including actions under the Termination clause of the MTEC Base Agreement) or otherwise incur costs in excess of the amount allotted to the Research Project Award by the MTEC CM.

4)	Attachment A, Statement of Work, of the Research Project Award, is hereby amended to read as attached herein.

Except as provided herein, all Terms and Conditions of the referenced MTEC Base Agreement, Research Project Award, and preceding modifications remain unchanged and in full force and effect.

The Research Project Awardee is required to sign this document and return to Advanced Technology International to finalize this action.

Adaptive Phage Therapeutics, Inc.		Advanced Technology International

By:	/s/ Greg Merril	By:	/s/ Massie Erinberth

Name:	Greg Merril	Name:	Massie Erinberth

Title:	CEO	Title:	Sr. Contracts Manager

Date:	27 JULY 2020	Date:	Jul 27 2020

Attachment A

(Incorporated as of Mod. No. 2; the Statement of Work has been replaced in its entirety. )

Development of Personalized Bacteriophage Therapeutic for the Treatment of Bacterial Infections

September 27, 2021

Adaptive Phage Therapeutics, Inc.

22 Firstfield Road, Suite 125

Gaithersburg, MD 20878

Attention:	Mr. Greg Merril, CEO

Subject:	Modification No. 03 to MTEC Research Project Award No. 01; MTEC-19-06-Phage-001

Reference:	MTEC Base Agreement No. 2019-532

Dear Mr. Merril:

In accordance with the terms and conditions of the referenced MTEC Base Agreement, Modification No. 03 hereby amends Research Project Award No. 01 as follows:

DESCRIPTION OF MODIFICATION

1)	The Term of the Task Agreement clause of the Research Project Award is hereby amended to read as indicated in bold below:

1. Term of the Task Agreement

The period of performance for this Research Project Award is from the July 1, 2019 through December 31, 2023 (this is a seventeen (17) month extension).

2)	The Estimated Cost and Cost Share clause of the Research Project Award is hereby amended to read as indicated in bold below:

2. Estimated Cost and Cost Share

The total estimated cost and cost share for the services to be provided by the Awardee is as follows:

ESTIMATED COST
Estimated Cost	$$31,214,089.29 (this is an increase of $7,933,504.29)
Cost Share	$990,559.00
Total Cost	$$32,204,648.29 (this is an increase of $7,933,504.29)

3)	The Limitation of Costs clause of the Research Project Award is hereby amended to read as indicated in bold below:

2. Limitation of Costs

The total amount of funding currently available for payment and allotted to this Research Project Award is $31,214,089.29 (this is an increase of $7,933,504.29) broken out as follows:

CLIN	FUNDING
CLIN 001	$16,444,848.44 (an increase of $2,979,131.44)
CLIN 002	$14,769,240.85 (an increase of $4,954,372.85)

If at any time the Research Project Awardee has reason to believe that the Total Estimated Cost which will accrue in the performance of this Research Project Award in the next succeeding thirty (30) days, when added to all other payments previously accrued, will exceed seventy-five percent (75%) of the then current total authorized funding, the Awardee shall notify the MTEC CM to that effect, advising the estimate of additional funds required for the period specified. The Research Project Awardee is not obligated to continue performance under this Research Project Award (including actions under the Termination clause of the MTEC Base Agreement) or otherwise incur costs in excess of the amount allotted to the Research Project Award by the MTEC CM.

4)	The Consent to Subcontract clause is hereby incorporated into the Research Project Award as indicated below:

19. Consent to Subcontract

The Research Project Awardee intends to subcontract to multiple vendors for this Research Project Award. The Research Project Awardee is not authorized to enter into any subcontracts without written permission from the Agreements Officer. The Research Project Awardee is required to substantiate cost information for all second-tier subawardees performing work. The price for each subcontractor is subject to change based on any required revisions to the work to be performed by the subawardees; however, the final price for each subawardee cost shall not exceed the proposed costs identified in the current Statement of Work. Once the Research Project Awardee has substantiated these costs, the CM will request approval from the government to (1) adjust the estimated cost (if needed) of this Research Project Award and (2) remove the consent requirement required by this provision. Such approval shall be implemented via modification to this Research Project Award.

5)	Attachment A, Statement of Work, of the Research Project Award is hereby replaced in its entirety as attached herein.

Except as provided herein, all Terms and Conditions of the referenced MTEC Base Agreement, Research Project Award, and preceding modifications remain unchanged and in full force and effect.

The Research Project Awardee is required to sign this document and return to Advanced Technology International to finalize this action.

Adaptive Phage Therapeutics, Inc.		Advanced Technology International

By:	/s/ Gregory L. Merril	By:	/s/ Massie Erinberth

Name:	Gregory L. Merril	Name:	Massie Erinberth

Title:	CEO	Title:	Sr. Contracts Manager

Date:	27 SEPT 2021	Date:	Sep 27 2021

Attachment A

(Incorporated as of Mod. No. 03; the Statement of Work has been replaced in its entirety.)

Development of Personalized Bacteriophage Therapeutic for the Treatment of Bacterial Infections

Applied Technologies Center

315 Sigma Drive

Summerville, SC 29486

www.ati.org

September 7, 2022

Adaptive Phage Therapeutics, Inc.

22 Firstfield Road, Suite 125

Gaithersburg, MD 20878

Attention:	Mr. Greg Merril, CEO

Subject:	Modification No. 04 to MTEC Research Project Award No. 01;

Reference:	MTEC Base Agreement No.

Dear Mr. Merril:

In accordance with the terms and conditions of the referenced MTEC Base Agreement, Modification No. 04 hereby amends Research Project Award No. 01 as follows:

DESCRIPTION OF MODIFICATION

1)	The Estimated Cost and Cost Share clause of the Research Project Award is hereby amended to read as indicated in bold below:

4. Estimated Cost and Cost Share

The total estimated cost and cost share for the services to be provided by the Awardee is as follows:

ESTIMATED COST
Estimated Cost	$36,214,089.29 (this is an increase of $5,000,000.00)
Cost Share	$ 6,276,689.77 (this is an increase of $5,286,130.77)
Total Cost	$42,490,779.06 (this is an increase of $10,286,130.77)

2)	The Limitation of Costs clause of the Research Project Award is hereby amended to read as indicated in bold below:

5. Limitation of Costs

The total amount of funding currently available for payment and allotted to this Research Project Award is $36,214,089.29 (this is an increase of $5,000,000.00) broken out as follows:

CLIN	FUNDING
CLIN 001	$21,444,848.44 (an increase of $5,000,000)
CLIN 002	$14,769,240.85

If at any time the Research Project Awardee has reason to believe that the Total Estimated Cost which will accrue in the performance of this Research Project Award in the next succeeding thirty (30) days, when added to all other payments previously accrued, will exceed seventy-five percent (75%) of the then current total authorized funding, the Awardee shall notify the MTEC CM to that effect, advising the estimate of additional funds required for the period specified. The Research Project Awardee is not obligated to continue performance under this Research Project Award (including actions under the Termination clause of the MTEC Base Agreement) or otherwise incur costs in excess of the amount allotted to the Research Project Award by the MTEC CM.

3)	Attachment A, Statement of Work, of the Research Project Award is hereby replaced in its entirety as attached herein.

Except as provided herein, all Terms and Conditions of the referenced MTEC Base Agreement, Research Project Award, and preceding modifications remain unchanged and in full force and effect.

The Research Project Awardee is required to sign this document and return to Advanced Technology International to finalize this action.

Adaptive Phage Therapeutics, Inc.		Advanced Technology International

By:	/s/ Greg Merril	By:	/s/ Rebecca Harmon

Name:	Greg Merril	Name:	Rebecca Harmon

Title:	CEO	Title:	Sr. Contracts Manager

Date:	Sep 8, 2022	Date:	Sep 8 2022

Attachment A

Statement of Work and Milestone Payment Schedule

December 16, 2022

Adaptive Phage Therapeutics, Inc.

22 Firstfield Road, Suite 125

Gaithersburg, MD 20878

Attention:	Mr. Greg Merril, CEO

Subject:	Modification No. 05 to MTEC Research Project Award No. 01;

Reference:	MTEC Base Agreement No.

Dear Mr. Merril:

In accordance with the terms and conditions of the referenced MTEC Base Agreement, Modification No. 05 hereby amends Research Project Award No. 01 as follows:

DESCRIPTION OF MODIFICATION

1) The Technical and Administrative Representatives clause of the Research Project Award is hereby amended to read as indicated in bold below:

12. Technical and Administrative Representatives

The following technical and contractual representatives of the Parties are hereby designated for this Research Project Award. Either party may change their designated representatives by written notification to the other.

MTEC Consortium Manager

Contractual Representative:

Taylor Hummell, Sr. Contracts Administrator

Advanced Technology International

315 Sigma Drive

Summerville, SC 29486

Email:

Phone:

Sponsor Office Technical Representative (SOTR):

Thomas Dunn

Naval Medical Research Center

503 Robert Grant Avenue

Silver Spring, MD 20910

Email:

Phone:

MTEC Research Project Awardee’s Representatives:

Contractual Representative:	Technical Representative:
Greg Merril, CEO	Dr. Subhendu Basu, President and COO
Adaptive Phage Therapeutics, Inc	Adaptive Phage Therapeutics, Inc
22 Firstfield Road, Suite 125	708 Quince Orchard Rd, Ste 205
Gaithersburg, MD 20878	Gaithersburg, MD
Email:	Email:
Phone:	Phone:

Except as provided herein, all Terms and Conditions of the referenced MTEC Base Agreement, Research Project Award, and preceding modifications remain unchanged and in full force and effect.

This modification is issued unilaterally. The Research Project Awardee is not required to sign to finalize this action.

Advanced Technology

International MTEC Consortium

Manager

By:	/s/ Brittany Nunnally

Name:	Brittany Nunnally

Title:	Subcontracts Administrator I

Date:	16 Dec 2022 2:06 PM

December 19, 2023

Adaptive Phage Therapeutics, Inc.

22 Firstfield Road, Suite 125

Gaithersburg, MD 20878

Attention:	Mr. Michael Billard

Subject:	Modification No. 06 to MTEC Research Project Award No. 01;

Reference:	MTEC Base Agreement No.

Dear Mr. Billard:

In accordance with the terms and conditions of the referenced MTEC Base Agreement, Modification No. 06 hereby amends Research Project Award No. 01 as follows:

DESCRIPTION OF MODIFICATION

1)	The Term of the Task Agreement clause of the Research Project Award is hereby amended to read as indicated in bold below:

2. Term of the Task Agreement

The period of performance for this Research Project Award is from August 22, 20219 through December 31, 2024 (this is a 12 month no-cost extension).

2)	The Technical and Administrative Representatives clause of the Research Project Award is hereby amended to read as indicated in bold below:

12. Technical and Administrative Representatives

The following technical and contractual representatives of the Parties are hereby designated for this Research Project Award. Either party may change their designated representatives by written notification to the other.

MTEC Consortium Manager

Contractual Representative:

Taylor Hummell, Contracts Manager II

Advanced Technology International

315 Sigma Drive

Summerville, SC 29486

Email:

Phone:

Sponsor Office Technical Representative (SOTR):

Thomas Dunn

Naval Medical Research Center

503 Robert Grant Avenue

Silver Spring, MD 20910

Email:

Phone:

MTEC Research Project Awardee’s Representatives:

Contractual Representative:	Technical Representative:
Michael Billard, VP Project Execution	Subhendu Basu, COO
Adaptive Phage Therapeutics, Inc	Adaptive Phage Therapeutics, Inc 708 Quince
Orchard Rd., Suite 205	708 Quince Orchard Rd., Suite 205
Gaithersburg, MD 20878	Gaithersburg, MD
Email:	Email:
Phone:	Phone:

3)	Attachment A, Statement of Work, of the Research Project Award is hereby replaced in its entirety as attached herein.

Except as provided herein, all Terms and Conditions of the referenced MTEC Base Agreement, Research Project Award, and preceding modifications remain unchanged and in full force and effect.

The Research Project Awardee is required to sign this document and return to Advanced Technology International to finalize this action.

Adaptive Phage Therapeutics, Inc.		Advanced Technology International

By:	/s/ Michael Billard	By:	/s/ Mary Kate Knudsen

Name:	Michael Billard	Name:	Mary Kate Knudsen

Title:	VP, Project Execution	Title:	Contracts Administrator

Date:	19 DEC 2023	Date:	19 DEC 2023

Attachment A

Statement of Work and Milestone Payment Schedule

Applied Technologies Center

315 Sigma Drive

Summerville, SC 29486

www.ati.org

January 25, 2024

Adaptive Phage Therapeutics, Inc.

22 Firstfield Road, Suite 125

Gaithersburg, MD 20878

Attention:	Mr. Michael Billard

Subject:	Modification No. 07 to MTEC Research Project Award No. 01;

Reference:	MTEC Base Agreement No.

Dear Mr. Billard:

In accordance with the terms and conditions of the referenced MTEC Base Agreement, Modification No. 07 hereby amends Research Project Award No. 01 as follows:

DESCRIPTION OF MODIFICATION

1) The Technical and Administrative Representatives clause of the Research Project Award is hereby amended to read as indicated in bold below:

12. Technical and Administrative Representatives

The following technical and contractual representatives of the Parties are hereby designated for this Research Project Award. Either party may change their designated representatives by written notification to the other.

MTEC Consortium Manager

Contractual Representative:

Taylor Hummell, Contracts Manager II

Advanced Technology International

315 Sigma Drive

Summerville, SC 29486

Email:

Phone:

Sponsor Office Technical Representative (SOTR):

Thomas Dunn

Naval Medical Research Center

503 Robert Grant Avenue

Silver Spring, MD 20910

Email:

Phone:

MTEC Research Project Awardee’s Representatives:

Contractual Representative:	Technical Representative:
Michael Billard, VP Project Execution	Edward Fang, MD, Chief Medical Officer
Adaptive Phage Therapeutics, Inc	Adaptive Phage Therapeutics, Inc
708 Quince Orchard Rd, Suite 205	708 Quince Orchard Rd, Suite 205
Gaithersburg, MD 20878	Gaithersburg, MD 20878
Email:	Email:
Phone:	Phone:

Except as provided herein, all Terms and Conditions of the referenced MTEC Base Agreement, Research Project Award, and preceding modifications remain unchanged and in full force and effect.

The Research Project Awardee is required to sign this document and return to Advanced Technology International to finalize this action.

Adaptive Phage Therapeutics, Inc.		Advanced Technology International

By:	/s/ Michael Billard	By:	/s/ Sarah Teuscher

Name:	Michael Billard	Name:	Sarah Teuscher

Title:	VP, Project Execution	Title:	Subcontracts Administrator II

Date:	26 JAN 2024	Date:	26 JAN 2024

Applied Technologies Center

315 Sigma Drive

Summerville, SC 29486

www.ati.org

September 6, 2024

Adaptive Phage Therapeutics, Inc.

708 Quince Orchard Rd, Suite 205

Gaithersburg, MD 20878

Attention:	Mr. Michael Billard

Subject:	Modification No. 08 to MTEC Research Project Award No. 01;

Reference:	MTEC Base Agreement No.

Dear Mr. Billard:

In accordance with the terms and conditions of the referenced MTEC Base Agreement, Modification No. 08 hereby amends Research Project Award No. 01 as follows:

DESCRIPTION OF MODIFICATION

1)	The Term of the Task Agreement clause of the Research Project Award is hereby amended to read as indicated in bold below:

2. Term of the Task Agreement

The period of performance for this Research Project Award is from August 22, 2019 through June, 20, 2025 (this is a 18 month no-cost extension).

2)	The Estimated Cost and Cost Share clause of the Research Project Award is hereby amended to read as indicated in bold below:

4. Estimated Cost and Cost Share

The total estimated cost and cost share for the services to be provided by the Awardee is as follows:

ESTIMATED COST
Estimated Cost	$39,081,225.08 (this is an increase of $2,867,135.79)
Cost Share	$6,276,689.77
Total Cost	$45,357,914.85 (this is an increase of $2,867,135.79)

3)	The Limitation of Costs clause of the Research Project Award is hereby amended to read as indicated in bold below:

5. Limitation of Costs

The total amount of funding currently available for payment and allotted to this Research Project Award is $39,081,225.08 (this is an increase of $2,867,135.79) broken out as follows:

CLIN	FUNDING
CLIN 001	$24,311,984.23 (an increase of $2,867,135.79)
CLIN 002	$14,769,240.85

If at any time the Research Project Awardee has reason to believe that the Total Estimated Cost which will accrue in the performance of this Research Project Award in the next succeeding thirty (30) days, when added to all other payments previously accrued, will exceed seventy-five percent (75%) of the then current total authorized funding, the Awardee shall notify the MTEC CM to that effect, advising the estimate of additional funds required for the period specified. The Research Project Awardee is not obligated to continue performance under this Research Project Award (including actions under the Termination clause of the MTEC Base Agreement) or otherwise incur costs in excess of the amount allotted to the Research Project Award by the MTEC CM.

4)	The Attachments clause of the Research Project Award is hereby amended to read as indicated in bold below:

14. Attachments

Attachments listed herein are hereby incorporated by reference into this MTEC Research Project Award.

A.	Statement of Work, “Development of Personalized Bacteriophage Therapeutic for the Treatment of Bacterial Infections" and Milestone Payment Schedule

B.	Report Requirements

C.	Prohibition on Contracting with Malign Foreign Talent Programs

5)	Attachment A, Statement of Work, of the Research Project Award is hereby replaced in its entirety as attached herein.

6)	Attachment B, Report Requirements, of the Research Project Award is hereby replaced in its entirety as attached herein.

7)	Attachment C, Prohibition on Contracting with Malign Foreign Talent Programs, is hereby incorporated in its entirety as attached herein.

Except as provided herein, all Terms and Conditions of the referenced MTEC Base Agreement, Research Project Award, and preceding modifications remain unchanged and in full force and effect.

The Research Project Awardee is required to sign this document and return to Advanced Technology International to finalize this action.

Adaptive Phage Therapeutics, Inc.		Advanced Technology International

By:	/s/ Jonathan Solomon	By:	/s/ Rebbeca Harmon

Name:	Jonathan Solomon	Name:	Rebbeca Harmon

Title:	CEO	Title:	Sr. Contracts Manager

Date:	SEPT 11 2024	Date:	SEPT 12 2024

Attachment A

Statement of Work and Milestone Payment Schedule

Attachment B Reporting Requirements

Attachment C

Prohibition on Contracting with Malign Foreign Talent Programs